UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 15, 2007

KIMBALL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506

(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (812) 482-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 18, 2006, Kimball International, Inc., acting through its related wholly-owned subsidiaries (the "Company"), and Reptron Electronics, Inc. ("Reptron") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). A Current Report on Form 8-K filed by the Company on December 19, 2006 reported the Merger Agreement. The Merger Agreement was amended on February 5, 2007 and filed as an exhibit to the Company's quarterly report on Form 10-Q filed on February 6, 2007.  On February 15, 2007, the holders of Reptron's common stock voted to approve the Merger Agreement and the Merger, pursuant to which Reptron became a wholly-owned subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder

MICHELLE R. SCHROEDER Vice President, Corporate Controller

Date: February 15, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 15, 2007